Stock Purchase Agreement

THIS STOCK PURCHASE AGREEMENT dated February 8, 2021 ("**Agreement**") by, between and among Marc & Hem Publicidad, S. A. De C. V., having its principal place of business at Allende 649, Centro, Torreon, Coahuila, Mexico CP ("**Buyer**"), and Mark Alan Richard Kraus, an individual residing at 1927 West 139th Street, Gardena, CA 90249, Scott Silver, an individual residing at 1927 West 139th Street, Gardena, CA 90249 and George Albert Martin, an individual residing at 1927 West 139th Street, Gardena, CA 90249 (collectively, the "**Sellers**" and individually as "**Seller**").

WITNESSETH:

WHEREAS, Buyer wishes to buy and the Sellers wish to sell to Buyer, on the terms and for the consideration hereinafter provided, thirty six million (36,000,000) shares of common stock and seven million five hundred thousand shares of preferred stock of Alphacom Holdings, Inc., a corporation organized and existing under the laws of Nevada having its principal place of business at 14th Floor, Connaught Harbor Front House, 35 Connaught Road West, Sheung Wan, Hong Kong 999077 ("**Company**").

NOW, THEREFORE, in consideration of the promises and the respective agreements hereinafter set forth, Buyer and Sellers hereby agree as follows:

1. *PURCHASE OF COMPANY COMMON STOCK.*

1.1 *Sale of Common Stock.* Upon the terms and subject to the provisions of this Agreement, the Sellers agree that they will sell, convey, transfer, assign and deliver to Buyer at the Closing provided for in Article 2, free and clear of all claims, liens, pledges, encumbrances, mortgages, charges, security interests, options, preemptive rights or other interests or equities whatsoever, thirty six million (36,000,000) shares of duly and validly issued, fully paid and non-assessable, common stock and seven million five hundred thousand (7,500,000) shares of duly and validly issued, fully paid and non-assessable, preferred stock (collectively, "**Purchased Stock**") of the Company owned by the Sellers in accordance with the Schedule of Purchased Stock attached hereto as **Exhibit A**.

1.2 *Consideration for Sale and Transfer of the Purchased Stock.* Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and covenants of Sellers herein contained, and in full consideration of such sale, conveyance, transfer, assignment and delivery of the Purchased Stock to Buyer, Buyer agrees to pay and deliver to the Sellers a purchase price for the Purchased Stock of sixty thousand dollars ($60,000) (the purchase price for the Purchased Stock is hereinafter referred to as the "**Stock Purchase Price**").

2. *THE CLOSING AND PAYMENT OF STOCK PURCHASE PRICE.*

2.1 *Closing.* The closing ("**Closing**") with respect to the acquisition of the Purchased Stock under this Agreement and all other transactions contemplated hereby shall take place at 1 PM PST on January 20, 2021 at 10085 Carroll Canyon Road, Suite 230, San Diego, CA (or on such later time and date as the parties may agree). The time and date of the Closing is hereinafter called the "**Closing Date.**"

2.2 *Payment of Stock Purchase Price.* At the Closing, the Buyer shall deliver the Stock Purchase Price in the form of a wire transfer of funds to the client trust account of Weintraub Law Group PC, in accordance with **Schedule 2.2,** in the amount of sixty thousand dollars ($60,000).

2.3 *Transfer of Purchased Stock.* At the Closing, the Sellers shall transfer to Buyer or its nominee the Purchased Stock, free and clear of all claims, liens, pledges, encumbrances, mortgages, charges, security interests, options, preemptive rights, restrictions (other than Rule 144 restrictions on the transferability by affiliates of the Company) or any other interests or imperfections of title whatsoever. Said transfer shall be affected by delivery to Buyer of the stock certificates representing the Purchased Stock by duly executed stock powers in blank attached hereto as **Exhibit B** and a transfer letter attached hereto as **Exhibit C**. If any Seller shall fail to perform his obligations under this Agreement at the Closing, no other Seller shall per se have any liability to Buyer therefor.

2.4 *inQbate Ownership Interests.* At the Closing, The Company shall transfer the interests in inQbate by executing the document set forth in **Exhibit E**, attached hereto.

2.5 *Resignations.* The Shareholders shall tender their resignations as officers and directors of the Company as of the date hereof in the form set forth in **Exhibit F**, and Diana Elizabeth Chacon Martinez shall be elected as the sole director, CEO, Secretary and CFO for purposes of the execution of this Agreement. The resolutions effecting the transactions set forth in this Section 1.04 shall be included in the corporate minutes set forth in **Exhibit G**, attached hereto.

3. REPRESENTATIONS AND WARRANTIES OF THE SELLERS.

Sellers hereby jointly and severally represent, warrant and agree as of the date hereof and as of the date of the Closing as follows:

3.1 *Organization and Qualification of Company.* The Company is duly organized, validly existing and in good standing under the laws of Nevada. The Company has all requisite corporate power and authority to own or lease all of its properties and assets and to conduct its business in the manner and in the places where such properties are owned or leased or such business is now conducted by it.

3.2 *Authority of Company and the Sellers.* This Agreement and each of the agreements and other documents and instruments delivered or to be delivered to Buyer pursuant to or in contemplation of this Agreement will constitute, when so delivered, the valid and binding obligations of such of Sellers as are parties thereto and shall be enforceable in accordance with their respective terms. The execution, delivery and performance of this Agreement and each of the agreements and other documents and instruments delivered or to be delivered to Buyer by Sellers or the Company have been duly authorized by all necessary action of Sellers and, with respect to Company, are within Company's corporate powers.

3.3 *Subsidiaries and Investments.* Except for the transfer of the inQbate ownership interests set forth in **Exhibit D**, the Company has no subsidiaries and does not own any securities of or other interests or interests in, any firm, corporation, partnership, joint venture, trust, association, estate, joint stock company, organization, enterprise or entity, except temporary investments in the ordinary course of business.

3.5 *Valid Title to Purchased Stock.* The Sellers have in accordance with **Exhibit A**, and will deliver to Buyer, valid and marketable title to the Purchased Stock at the Closing, free and clear of any claims, liens, pledges, charges, encumbrances, mortgages, security, interests, options, preemptive or other rights, restrictions on transfer (other than Rule 144 restrictions on the transferability by affiliates of the Company) or other interest or equities or any other imperfections of title whatsoever. Each Seller, as to himself only, represents and warrants that he has full power and lawful authority to execute and deliver this Agreement and to consummate and perform the transactions contemplated hereby; and that the execution and delivery of this Agreement by him and the consummation and performance of the transactions contemplated hereby by him are and will be the legal, valid and binding obligation of such Seller, enforceable against him in accordance

with their terms. The Purchased Stock constitutes one hundred percent (100%) of all securities owned by the Sellers in the Company. The Sellers are not owed any securities or options or warrants to acquire securities in the Company.

3.6 Capitalization. The authorized capital stock of the Company consists of 500,000,000 shares of common stock, having a par value of $.001 per share, of which 65,452,010 shares are issued and outstanding and 100,000,000 shares of preferred stock, having a par value of $.001 per share, of which 7,500,000 shares are issued and outstanding. The Purchased Stock has been duly and validly authorized, and is duly and validly issued, fully paid and non-assessable. The Purchased Stock is free and clear of any and all claims, liens, pledges, charges, encumbrances, mortgages, security interests, options, preemptive or other rights, restrictions on transfer (other than Rule 144 restrictions on the transferability by affiliates of the Company), or other interests or equities or imperfections of title whatsoever. The shareholder report attached hereto as **Exhibit D**, is to the knowledge of the Sellers, true and correct.

3.7 *Operations of the Company.* The Sellers shall be liable for any debts and liabilities incurred by the Company (previously delivered to the Buyer by the Seller), other than those disclosed in the filings by the Company on EDGAR between June 18, 2014 and July 2, 2019, including, but not limited to, amounts due to the State of Nevada in the amount of $1,075, attorneys, accountants, transfer agents and the Sellers which will be paid from the Stock Purchase Price. The Sellers are not owed any accounts payable or other indebtedness by the Company.

4. *REPRESENTATIONS AND WARRANTIES BY BUYER.*

As of the date hereof and as of the date of the Closing, Buyer represents and warrants as follows:

4.1 *Authority of Buyer.* This Agreement and each of the agreements and other documents and instruments delivered or to be delivered by Buyer pursuant to or in contemplation of this Agreement will constitute, when so delivered, the valid and binding obligation of Buyer and shall be enforceable in accordance with their respective terms.

4.2 *EDGAR Filings.* The Buyer has had the opportunity to review all filings by the Company on EDGAR between June 18, 2014 and July 2, 2019. Seller has been unable to contact certain debt holders of the Company that are accounted for in the EDGAR filings, the identity and contact information of which has been provided to the Buyer. Buyer understands that all forms 10-K and 10-Q have not been filed since July 2, 2019.

5. *RIGHTS AND OBLIGATIONS SUBSEQUENT TO CLOSING.*

5.1 *Survival of Representations and Warranties.* All representations, warranties, covenants and obligations herein or in any Exhibit, Schedule, certificate or financial statement delivered by either party to the other party incident to the transactions contemplated hereby shall be deemed to have been relied upon by the other party, shall survive the execution and delivery of this Agreement, any investigation at any time made by any party hereto, and the issuance, sale and purchase of the Purchased Stock and payment therefor until one (1) year after the Closing Date (the "**Cut-off Date**"); *provided, however,* that the representations and warranties of Sellers contained in Sections 3.1, 3.2 and 3.5 shall survive indefinitely after the Closing Date. No claim of misrepresentation or breach of any representation, warranty, covenant or obligation may be made by any party hereunder unless notice of such claim is given to the party claimed against on or before the Cut-off Date, or such later survival date as is prescribed for such representation, warranty or covenant in the proviso of the immediately preceding sentence.

5.2 *Further Assurances.* From time to time after the Closing and without further consideration, the parties will execute and deliver, or arrange for the execution and delivery of such other instruments of conveyance and transfer and take such other action or arrange for such other actions

as may reasonably be requested to more effectively complete any of the transactions provided for in this Agreement or any document annexed hereto.

6. *INDEMNIFICATION AND SETOFF.*

6.1 *Indemnification by the Sellers.* The Sellers hereby agree jointly and severally, to defend, indemnify and hold Buyer, the Company and their respective officers, directors, shareholders, employees, agents, attorneys and representatives, harmless from and against any damages, liabilities, losses and expenses (including, without limitation, reasonable attorneys' fees) which may be sustained or suffered by Buyer or Company arising out of, based upon, or by reason of a breach of any representation or warranty, or a failure to perform any agreement or covenant made by the Sellers in this Agreement, or arising out of, based upon, or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing covered by such breached representations, warranties or covenants; *provided, however,* that no indemnification shall be payable with respect to any claim for breach of any representation, warranty or covenant asserted by Buyer or Company after the Cut-Off Date or such later survival date as is prescribed for such representation, warranty or covenant in the proviso of the first sentence of Section 5.1 hereof.

6.2 *Indemnification by the Buyer.* The Buyer hereby agrees to defend, indemnify and hold the Sellers and their respective employees, agents, attorneys, and representatives, harmless from and against any damages, liabilities, losses and expenses (including, without limitation, reasonable attorneys' fees) which may be sustained or suffered by the Sellers arising out of, based upon, or by reason of a breach of any representation or warranty made by the Buyer in this Agreement or arising out of, based upon, or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing covered by such breached representations, warranties or covenants; provided, however, that no indemnification shall be payable with respect to any claim for breach of any representation, warranty or covenant asserted by Sellers after the Cut-Off Date.

6.3 *Notice; Defense of Claims.* Each party to this Agreement shall give prompt written notice to the other party or parties to this Agreement under each claim for indemnification hereunder specifying the amount and nature of the claim, and of any matter which is likely to give rise to an indemnification claim. Each party to this Agreement has the right to participate at its own expense in the defense of any such matter or its settlement, or the indemnified party may direct the indemnifying party to take over the defense of such matter so long as such defense is expeditious. Failure to give timely notice of a matter which may give rise to an indemnification claim shall not affect the rights of the indemnified party to collect such claims from the indemnifying party so long as such failure to so notify does not materially adversely affect the indemnifying party's ability to defend such claim against a third party. No indemnifying party, in the defense of any claim or litigation shall, except with the consent of an indemnified party, which consent shall not be unreasonably withheld or delayed, consent to entry of any judgment or enter into any settlement by which such indemnified party is to be bound and which judgment or settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

7. *MISCELLANEOUS.*

7.1 *Taxes.* Any taxes in the nature of a sales or transfer tax and any stock transfer tax, payable on the sale or transfer of all or any portion of the Purchased Stock or the consummation of any other transaction contemplated hereby shall be paid by Sellers.

7.2 *Assignability.* Neither this Agreement nor any rights or obligations hereunder, are assignable by Sellers or the Company. The rights of Buyer under this Agreement are assignable in part or wholly to any company controlled by, controlling or under common control with Buyer and any assignee of Buyer shall succeed to and be possessed of the rights of Buyer hereunder to the extent of the assignment made; provided, however, that and such assignment by Buyer shall

not relieve Buyer of its obligations hereunder. In addition, after the Closing, Buyer may assign all of its rights and/or obligations under this Agreement to any person who acquires either the stock of Buyer or the Company, or substantially all of the assets of the Company; provided, however, that any such assignment by Buyer shall not relieve Buyer of its obligations hereunder.

7.3 *Publicity.* Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement relating to or connected with, or arising out of, this Agreement or the matters contained herein, without obtaining the prior approval of the Company to the contents and the manner of presentation and publication thereof.

7.4 *Section Headings.* The Section and paragraph headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect provisions thereof. All Exhibits and/or Schedules hereto shall be initialed for identification or may be physically annexed hereto, but in either event such Exhibits or Schedules shall be deemed to be a part hereof.

7.5 *Waiver.* Neither the failure nor any delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, or of any other right, power or remedy or preclude any further or other exercise thereof, or the exercise of any other right, power or remedy.

7.6 *Expenses.* Buyer and Sellers shall pay the fees and expenses of their respective accountants and legal counsel incurred in connection with the transactions contemplated by this Agreement.

7.7 *Notices.* Any notices required or permitted to be given hereunder shall be given in writing and delivered in person or sent certified mail, postage prepaid, return receipt requested, to the respective parties at their addresses set forth at the beginning of this Agreement or at such other addresses as may hereinafter be designated by such party in writing to other parties.

7.8 *Governing Law.* This Agreement shall be governed by and construed in accordance with the laws of California.

7.9 *Entire Agreement.* This Agreement contains the entire agreement between the parties hereto with respect to the transaction contemplated herein and shall not be modified or amended except by an instrument in writing signed by the parties hereto.

7.10 *Validity.* The invalidity or unenforceability of any particular provision of this Agreement shall not affect any other provisions hereof, and this Agreement shall be construed in all other respects as if such invalid and unenforceable provisions were omitted.

7.11 *Execution Capacity of Sellers.* Each of the Sellers hereby acknowledge that their execution of this Agreement as provided below, whether personally or through their attorney-in-fact, shall be in their individual capacities as well as in their capacities as shareholders of the Company.

7.12 *Counterparts.* This Agreement may be signed in any number of counterparts each of which shall be deemed to be an original and all of which together shall constitute but one and the same instrument. This Agreement, and the Exhibits attached hereto, may be executed by DocuSign.

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IN WITNESS WHEREOF, we have set our hands and seals as of the date first above written.

SELLERS:

____
Mark Alan Richard Kraus

____
Scott Silver

____
George Albert Martin

BUYER:

Marc & Hem Publicidad, S. A. De C. V.

By: ____
Diana Elizabeth Chacon Martinez, CEO

[STOCK PURCHASE AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, we have set our hands and seals as of the date first above written.

SELLERS:

____

Mark Alan Richard Kraus

____

Scott Silver

____

George Albert Martin

BUYER:

Marc & Hem Publicidad, S. A. De C. V.

By: ______________________________

Diana Elizabeth Chacon Martinez, CEO

[STOCK PURCHASE AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, we have set our hands and seals as of the date first above written.

SELLERS:

____

Mark Alan Richard Kraus

____

Scott Silver

____

George Albert Martin

BUYER:

Marc & Hem Publicidad, S. A. De C. V.

By: ____________________________________

Diana Elizabeth Chacon Martinez, CEO

[STOCK PURCHASE AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, we have set our hands and seals as of the date first above written.

SELLERS:

____

Mark Alan Richard Kraus

____

Scott Silver

____

George Albert Martin

BUYER:

Marc & Hem Publicidad, S. A. De C. V.

By: ____________________________________

Diana Elizabeth Chacon Martinez, CEO

[STOCK PURCHASE AGREEMENT SIGNATURE PAGE]